Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Finite-Lived Intangible Assets, Net [Abstract]
2024	$ 1,841
2025	363
2026	22
2027	0
2028	0
Thereafter	0
Total expected amortization expense	$ 2,226	$ 5,394